UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2016

Bakken Resources, Inc.
(Exact name of registrant specified in charter)

Nevada	000-53632	26-2973652
(State of Incorporation)	(Commission File Number)	(IRS Employer
Identification No.)

1425 Birch Ave., Suite A, Helena, MT 59601
(Address of principal executive offices) (Zip Code)

(406) 442-9444
Issuer’s Telephone Number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Bakken Resources, Inc. (the “Company”) attaches certain unaudited financial data to this Form 8-K as Exhibit 99.1. Such financial data covers the fiscal quarter ended September 30, 2015.

Information from 2013 included in the attached Exhibit 99.1 is subject to restatement, as disclosed in Item 5, Part II of the Company’s Quarterly Report on Form 10-Q/A filed with the Securities Exchange Commission on December 12, 2014. Information included from 2014 is unaudited.

The Company’s May 12, 2015 Form 8-K/A and February 10, 2016 Form 8-K included certain financial data for fiscal quarters ended March 31, 2015 and June 30, 2015, respectively.

As previously disclosed, the Company’s auditors will await final results of the ongoing internal investigation before issuing an audit opinion allowing the Company to file its Periodic Reports. The internal investigation continues.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1	Press release issued by the Company on February 10, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bakken Resources, Inc.

By:	/s/ Dan Anderson
Dan Anderson
Chief Financial Officer
February 10, 2016